UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 29, 2018
Date of report (date of earliest event reported)

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Digi International Inc.
(Exact name of registrant as specified in its charter)

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Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 912-3444
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter): Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Our annual meeting of stockholders was held on January 29, 2018. Of the 26,796,194 shares of our common stock eligible to vote at the meeting, 24,534,368 shares were present at the meeting by proxy or in person. The stockholders voted on the following matters:

1.	Christopher D. Heim and Sally J. Smith were elected as directors for a three-year term. Voting for each of their elections was:
	Name	Votes for:	Votes “Withheld”	Abstain	Broker Non-Votes
	Christopher D. Heim	20,273,059	2,020,964	2,856	2,237,489
	Sally J. Smith	18,722,845	3,571,377	2,657	2,237,489
2.
The stockholders approved the Digi International Inc. 2018 Omnibus Incentive Plan. The approval of the plan received 17,973,187 “for” votes and 4,310,359 “against” votes. 13,333 shares abstained from voting and there were 2,237,489 broker non-votes on this matter.

3.
A non-binding advisory vote regarding the executive compensation disclosed in our proxy statement for the annual meeting received 19,899,557 “for” votes, 2,380,988 “against” votes. 16,334 shares abstained from voting and there were 2,237,489 broker non-votes on this matter.

4.
A non-binding advisory vote regarding the frequency of future non-binding advisory votes regarding executive compensation received 15,320,350 votes for a 1-year frequency, 71,219 votes for a 2-year frequency and 5,633,289 votes for a 3-year frequency. 1,272,021 shares abstained from voting and there were 2,237,489 broker non-votes on this matter. Based on the voting results, the Board of Directors has determined to include a shareholder vote on executive compensation in its proxy materials on an annual basis.

5.
The stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2018 with 24,379,221 shares voting in favor of the ratification and 142,347 shares voting against the ratification. 12,800 shares abstained from voting on this matter.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: January 30, 2018

DIGI INTERNATIONAL INC.

By:	/s/ Michael C. Goergen
Michael C. Goergen
Senior Vice President, Chief Financial Officer and Treasurer